                                                                    Exhibit 4.08



                       [FORM OF COMMON STOCK CERTIFICATE]
                             [FACE OF CERTIFICATE]

NUMBER                                                                 SHARES

                           UNITED CITIES GAS COMPANY
 INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS AND THE COMMONWEALTH OF
                                   VIRGINIA

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

This Certifies That

                                                                         CUSIP #

is the owner of

  fully paid and non-assessable shares of COMMON STOCK, without par value, of

                           UNITED CITIES GAS COMPANY

transferable by the holder hereof in person or by attorney, upon surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated
_______________________________                   ____________________________
       SECRETARY                                           PRESIDENT

                                                   Countersigned and Registered:
                                                   HARRIS TRUST and SAVINGS BANK
                                                              (Chicago)
                                                    Transfer Agent and Registrar

                                                     By_________________________
                                                          Authorized Signature

                                     [SEAL]

                                                    ILLINOIS COMMERCE COMMISSION
                                                     IDENTIFICATION NO._________
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                            [REVERSE OF CERTIFICATE]

The Corporation will furnish to each shareholder, upon request and without charge, a full statement of the designations, preferences, qualifications, limitations, restrictions, and special or relative rights of the shares of each class of the Corporation authorized to be issued, and the variations and relative rights and preferences between the shares and each series of Preferred Stock of the Corporation so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of Preferred Stock.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM -- as tenants in common                                UNIF GIFT MIN ACT___________Custodian__________
 TEN ENT -- as tenants by the entireties with right of                              (Cust)             (Minor)
            survivorship                                                            under Uniform Gifts to Minors
 JT TEN --  as joint tenants with right of survivorship                             Act____________
            and not as tenants in common                                                  (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________ Attorney, to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________


                ________________________________________________
                Notice: The signature to this assignment must
                        correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.